UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

JOINT CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 11, 2009

Rockwood Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32609	52-2277366
(Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 Overlook Center
Princeton, New Jersey 08540

(Address of registrant’s principal executive office)

(609) 514-0300
(Registrant’s telephone number)

Rockwood Specialties Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-109686	52-2277390
(Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

7101 Muirkirk Road
Beltsville, Maryland 20705
(Address of registrant’s principal executive office)

(301) 470-3366
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           On December 11, 2009, the Board of Directors (the “Board”) of Rockwood Holdings, Inc. (the “Company”) granted 131,358, 21,448 and 18,650 options to purchase shares of the Company’s Common Stock (the “Time Options”) to Seifi Ghasemi, its Chairman and Chief Executive Officer, Robert J. Zatta, its Senior Vice President and Chief Financial Officer and Thomas J. Riordan, its Senior Vice President, Law & Administration, respectively.  These options have an exercise price equal to the fair market value of the Company’s common stock on the date of the grant, which was $23.79, vest in three equal annual installments beginning on December 31, 2010 and expire on December 12, 2016.  In the event of Retirement or both a change of control of the Company (as defined in the Stock Option Agreement) and a termination of the executive’s employment without Cause by the Company or a resignation for “Good Reason” by the executive (in each case as defined in the Stock Option Agreement), 100% of the options become immediately exercisable.  The Time Options were granted to each of these executives pursuant to the 2009 Rockwood Holdings Inc. Stock Incentive Plan for the Company and its subsidiaries and each of these executives entered into a Stock Option Agreement with the Company, the form of which is filed as Exhibit 10.1 hereto.

In addition, the Company granted a “target” number of performance restricted stock units equal to  68,306 to Mr. Ghasemi, a “target” number of 11,153 performance restricted stock units to Mr. Zatta and a “target” number of 9,698 performance restricted stock units to Mr. Riordan.  The maximum number of performance restricted stock units that may vest with respect to each of these executives upon the achievement of certain performance measures is up to two times the “target” amount of the restricted stock units, subject to certain service requirements. Except as described herein, upon vesting, each performance restricted stock unit represents the right to receive one share of common stock.  These performance restricted stock units generally vest on December 31, 2012 (the “Vesting Date”), subject to the employee’s continued employment with the Company on the Vesting Date, based on performance as follows: (a) up to 140% of the “target” performance restricted stock units become vested if and to the extent the Company achieves a certain adjusted EBITDA target as compared to budgeted adjusted EBITDA for fiscal year 2010 (the “Adjusted EBITDA RSUs”) and (b) up to 60% of the “target” performance restricted stock become vested if and to the extent the Company achieves a certain diluted earnings per share target as compared to budgeted diluted earnings per share for fiscal year 2010 (the “EPS RSUs”). Both targets are based on the budget approved by the Board of Directors for fiscal year 2010.

Upon the occurrence of a change of control of the Company prior to the end of the Performance Period (as defined in the Performance Restricted Stock Unit Award Agreement with respect to Mr. Ghasemi and the Restricted Stock Unit Award Agreements with respect to Messrs. Zatta and Riordan, respectively), each of the Adjusted EBITDA RSUs and the EPS RSUs, respectively, vest at the targeted number of shares (or, if the change of control occurs after the date the Company’s performance for fiscal year 2010 has been determined, at the number of shares to be issued based on such performance) and convert into the right to receive a cash payment based on the price per share paid in the change in control of the Company, with such payments to be made no earlier than the Vesting Date.  In the event of a termination of the executive’s employment without Cause by the Company or a resignation by the executive for Good Reason on or after a change in control of the Company but prior to the Vesting Date, the cash payment will be accelerated to the date of termination.  In the event of any termination of the executive’s employment for Cause by the Company or a resignation by the executive (other than due to the executive’s death, disability, Retirement or for Good Reason (as defined in the Performance Restricted Stock Unit Award Agreement with respect to Mr. Ghasemi and the Restricted Stock Unit Award Agreements with respect to Messrs. Zatta and Riordan, respectively)) following a change of control of the Company, the executive forfeits any payout.  In addition, if prior to the Vesting Date, but absent a change of control of the Company, the executive’s employment is terminated by the Company other than for Cause or due to the executive’s death or disability, then a portion of the performance restricted stock units, depending upon the performance achieved, may become vested based on such executive’s period of service, with such payments to be made no earlier than the Vesting Date. In the case of the executive’s Retirement: (a) if such Retirement occurs during the Performance Period then a portion of the Performance RSU’s, depending upon the performance achieved, may become vested based upon such Executive’s period of service; and (b) and if such Retirement occurs after the Performance Period but before the Vesting Date, the executive will receive such amount of achieved performance restricted stock units as if employed with the Company through the Vesting Date.  These performance restricted stock units were granted to each of these executives pursuant to the 2009 Rockwood Holdings, Inc. Stock Incentive Plan for the Company and its subsidiaries and pursuant to a Performance Restricted Stock Unit Award Agreement for Mr. Ghasemi and a Restricted Stock Unit Award Agreement for Messrs. Zatta and Riordan, forms of which are filed herewith as Exhibits 10.2 and 10.3, respectively.

Further, the Company granted 5,576 time restricted stock units to Mr. Zatta and 4,849 time restricted stock units to Mr. Riordan.  Except as described below, each time-based restricted stock unit represents the right to receive one share of common stock. The time-based restricted stock units automatically vest and convert to shares on the Vesting Date, subject to the executive’s continued employment with the Company or one of its subsidiaries. Upon the occurrence of a change of control of the Company (as defined in the Restricted Stock Unit Award Agreement), each of the time-based restricted stock units vest and convert into the right to receive a cash payment based on the price per share paid in the change of control of the Company, with such payments to be made no earlier than the Vesting Date.  In the event of a termination of the executive’s employment without Cause by the Company or a resignation by the executive for Good Reason (each as defined in the Restricted Stock Unit Award Agreement) on or after a change of control of the Company but prior to the Vesting Date, the cash payment will be accelerated to the date of termination.  In the event of any termination of the executive’s employment for Cause by the Company or a resignation by the executive (other than due to the executive’s death, disability, Retirement or for Good Reason (as defined in the Restricted Stock Unit Award Agreement)) following a change of control of the Company, the executive forfeits any payout.  In addition, if prior to the Vesting Date, but absent a change of control of the Company, (i) the executive’s employment is terminated by the Company other than for Cause or due to the executive’s death or disability, then a portion of the time-based restricted stock units will become vested based on such executive’s period of service, or (ii) the executive’s employment is terminated due to Retirement, then all time-based restricted stock units granted will vest, with such payments in both (i) and (ii) to be made no earlier than the Vesting Date.  These time-based restricted stock units were granted to each of these executives pursuant to the 2009 Rockwood Holdings, Inc. Stock Incentive Plan for the Company and its subsidiaries and the same Restricted Stock Unit Award Agreement under which the performance restricted stock units were granted to Messrs. Zatta and Riordan, a form of which is filed as an exhibit hereto.  The 2009 Rockwood Holdings, Inc. Stock Incentive Plan for the Company and its subsidiaries is filed as Appendix A of the definitive Proxy Statement of the Company on Schedule 14A filed on March 24, 2009.

ITEM 9.01.            Financial Statements and Exhibits.

(d)

Exhibit No.	Description
10.1	Form of Stock Option Agreement
10.2	Form of Performance Restricted Stock Unit Award Agreement
10.3	Form of Restricted Stock Unit Award Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCKWOOD HOLDINGS, INC.

By:	/s/ Michael W. Valente
	Name:	Michael W. Valente
	Title:	Assistant Secretary

ROCKWOOD SPECIALTIES GROUP, INC.

By:	/s/ Michael W. Valente
	Name:	Michael W. Valente
	Title:	Assistant Secretary

Dated: December 16, 2009